Exhibit 10.40

Amendment 2020-1
to the
supplemental retirement income plan of
devon energy corporation

The Supplemental Retirement Income Plan of Devon Energy Corporation (the "Plan") is amended, effective as of the dates set forth below, as follows:

1.Effective as of December 31, 2020, a new sentence is added to the end of Section 1.1 ("Purpose and Effective Date") to read as follows:

"The Plan is frozen effective as of December 31, 2020, and no Participant or other person shall actively participate in the Plan or accrue any benefit under the Plan for periods after December 31, 2020."

2.Effective as of December 31, 2020, a new sentence is added to the end of Section 3.1 ("Eligibility") to read as follows:

"Participation in the Plan is frozen as of December 31, 2020, and no employee shall become a Participant in the Plan, and no employee shall actively participate in the Plan, after such date."

3.Effective as of December 31, 2020, a new flush paragraph is added to the end of Section 4.1(b) ("Determination of Target Benefit") to read as follows:

"Notwithstanding any other provision of the Plan (including any and all exhibits to the Plan) to the contrary, effective as of December 31, 2020, the following shall apply in calculating his Target Benefit:

(i)	Supplemental Benefits are frozen and shall cease to accrue under this Plan for all Participants as of December 31, 2020;
(ii)	the Target Benefit shall be calculated based upon the terms and provisions of the Retirement Plan in effect as of December 31, 2020; and
(iii)	Compensation increases after December 31, 2020 shall be disregarded for calculation of the Target Benefit and the Supplemental Benefit under this Plan."

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IN WITNESS WHEREOF, Devon Energy Corporation (acting through its authorized delegate) has caused this Amendment 2020-1 to the Devon Energy Corporation Supplemental Retirement Income Plan to be executed this 23rd day of December, 2020.

DEVON ENERGY CORPORATION

By:	/s/Tana K. Cashion
Name:	Tana K. Cashion
Title:	Senior Vice President, Human Resources

[Signature Page to Amendment 2020-1 to the Supplemental Retirement Income Plan

of Devon Energy Corporation]